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CINGULAR WIRELESS LLC
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EXHIBITS - Cingular Wireless LLC Selected Financial Statements and Operating
 Data


                                                                    EXHIBIT 99.2




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CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (UNAUDITED)
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                                                                         QUARTER ENDED                      YEAR TO DATE
                                                                --------------------------------   --------------------------------
                                                                3/31/2004   3/31/2003   % CHANGE   3/31/2004   3/31/2003   % CHANGE
                                                                --------------------------------   --------------------------------
Operating revenues:
      Service revenues                                           $  3,558   $  3,394       4.8%     $  3,558    $  3,394       4.8%
      Equipment sales                                                 384        244      57.4%          384         244      57.4%
           Total operating revenues                                 3,942      3,638       8.4%        3,942       3,638       8.4%
Operating expenses:
      Cost of services                                                922        821      12.3%          922         821      12.3%
      Cost of equipment sales                                         537        396      35.6%          537         396      35.6%
      Selling, general and administrative                           1,372      1,217      12.7%        1,372       1,217      12.7%
      Depreciation and amortization                                   552        488      13.1%          552         488      13.1%
           Total operating expenses                                 3,383      2,922      15.8%        3,383       2,922      15.8%
Operating income                                                      559        716     (21.9%)         559         716     (21.9%)
Interest expense                                                      198        225     (12.0%)         198         225     (12.0%)
Minority interest expense                                              27         24      12.5%           27          24      12.5%
Equity in net income (loss) of affiliates                            (105)       (72)     45.8%         (105)        (72)     45.8%
Other income (expense), net                                             4         26     (84.6%)           4          26     (84.6%)
Income before income tax and cumulative effect of acctng. chg.        233        421     (44.7%)         233         421     (44.7%)
Provision for income taxes                                              6          2     200.0%            6           2     200.0%
Income before cumulative effect of accounting change                  227        419     (45.8%)         227         419     (45.8%)
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SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS - amounts in millions, except customer data in 000s
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                                                                    QUARTER ENDED                          YEAR TO DATE
                                                          ----------------------------------     ----------------------------------
                                                          3/31/2004   3/31/2003  % CHANGE (6)    3/31/2004   3/31/2003  % CHANGE (6)
                                                          ----------------------------------     ----------------------------------
Total Cellular/PCS Customers (1)                            24,618      22,114      11.3%         24,618      22,114      11.3%
Net Customer Additions - Cellular/PCS                          554         189     192.5%            554         189     192.5%
M&A Activity, Partitioned Customers and/or Other Adjs.          37          --                        37          --
Churn - Cellular/PCS (2)                                       2.7%        2.6%    +10BP             2.7%        2.6%    +10BP
ARPU - Cellular/PCS (3)                                    $ 47.95     $ 50.76      (5.5%)       $ 47.95     $ 50.76      (5.5%)
Minutes Of Use Per Cellular/PCS Subscriber                     488         405      20.5%            488         405      20.5%
Licensed POPs - Cellular/PCS (4)                               240         235                       240         235
Penetration - Cellular/PCS (5)                                10.9%       10.0%                     10.9%       10.0%
Total Cingular Interactive Customers                           768         835      (8.1%)           768         835      (8.1%)
Net Customer Additions - Cingular Interactive                  (21)         17    (222.6%)           (21)         17    (222.6%)
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In an effort to be consistent with emerging industry practices, the income statement for all periods presented reflects billings to our customers for the
Universal Service Fund (USF) and other regulatory fees as "Service revenues" and the related payments into the associated regulatory funds as "Cost of services"
expenses. Operating income and net income for all periods have been unaffected.

Notes:

(1) Cellular/PCS subscribers include customers served through reseller agreements.

(2) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.

(3) ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period.

(4) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area.

(5) Penetration calculation for 1Q04 is based on licensed "operational" POP's of 225 million.

(6) The percentage change for the number of customers and net customer additions is calculated based upon the actual whole numbers


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CINGULAR WIRELESS LLC BALANCE SHEET - amounts in millions (unaudited)
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                                                         -------------------------------------------------------------------
                                                         3/31/2004              12/31/2003        INCR(DECR)        % + / -
                                                         -------------------------------------------------------------------
                                                                                (audited)
ASSETS
Current assets:
 Cash and cash equivalents                                       944               1,139              (195)          -17.1%
 Accounts receivable - net of allowances for
  uncollectibles                                               1,576               1,592               (16)           -1.0%
 Inventory                                                       194                 273               (79)          -28.9%
 Prepaid expenses and other current assets                       389                 296                93            31.4%
  TOTAL CURRENT ASSETS                                         3,103               3,300              (197)           -6.0%
Property, plant and equipment - net                           10,755              10,939              (184)           -1.7%
Intangible assets - net                                        8,772               8,773                (1)            0.0%

Other assets                                                   2,497               2,514               (17)           -0.7%
   TOTAL ASSETS                                               25,127              25,526              (399)           -1.6%
LIABILITIES AND MEMBERS' CAPITAL
Current liabilities:
 Debt maturing within one year                                    89                  95                (6)           -6.3%

 Accounts payable and accrued liabilities                      2,471               3,092              (621)          -20.1%
  TOTAL CURRENT LIABILITIES                                    2,560               3,187              (627)          -19.7%
Long-term debt to affiliates                                   9,678               9,678                 -             0.0%

Long-term debt to external parties                             2,914               2,914                 -             0.0%
  TOTAL LONG-TERM DEBT                                        12,592              12,592                 -             0.0%
Other noncurrent liabilities                                     615                 604                11             1.8%
Minority interests in consolidated entities                      649                 659               (10)           -1.5%
Members' capital                                               8,711               8,484               227             2.7%
   TOTAL LIABILITIES AND MEMBERS' CAPITAL                     25,127              25,526              (399)           -1.6%
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